                               SUBLEASE AGREEMENT

     This Sublease Agreement ("Sublease") dated for reference purposes March 30, 2001, and is made between F5 Networks, Inc., a Washington corporation ("Sublandlord"), and Cell Therapeutics, Inc., a Washington corporation ("Subtenant"). This Sublease shall be effective on the date (the "Effective Date") that it is signed by Sublandlord and Subtenant, and Master Landlord has consented to this Sublease as provided in Section 14 below.

                                    RECITALS

     A. Pursuant to the Amended and Restated Office Lease Agreement dated April 3, 2000, between 401 Elliott West L.L.C., a Washington limited liability corporation, as landlord ("Master Landlord"), and Sublandlord as tenant (together with all modifications, amendments, riders and exhibits thereto, the "Master Lease"), a copy of which is attached hereto as Exhibit A, Master Landlord leased to Sublandlord 110,111 rentable square feet of space in Building Three (as defined in the Master Lease) located at 501 Elliott Avenue West in Seattle, Washington (the "Building"), which comprises all of the rentable area in the Building.

     B. Sublandlord wishes to sublease the entire Building to Subtenant, with the sublease term for different portions of the Subleased Premises to start on different dates, on the terms and conditions provided below.

     C. Unless otherwise provided herein, all capitalized terms shall have the meaning set forth in the Master Lease. NOW, THEREFORE, in consideration of the above Recitals which are incorporated by this reference, the mutual covenants contained in this Sublease, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, Sublandlord and Subtenant hereby agree as follows:

                                    AGREEMENT

1.   SUBLEASE

     Sublandlord hereby subleases to Subtenant and Subtenant hereby subleases from Sublandlord the entire Building (the "Subleased Premises"), for the Term (as defined in Section 2 below), at the rental, and upon all of the terms and conditions set forth, together with the right to use, in common with others entitled thereto, the Common Areas (as defined in the Master Lease). The Subleased Premises are comprised of the following areas on different floors in the Building (each, an "Area"): 19,333 rentable square feet on the first floor described as "Area 1A;" 4,442 rentable square feet on the first floor of the Building described as "Area 1B;" 14,666 rentable square feet on the second floor described as "Area 2A;" 14,188 rentable square feet on the second floor described as "Area 2B;" 28,741 rentable square feet on the third floor described as "Area 3;" and 28,741 rentable square feet on the fourth floor described as "Area 4." Sublandlord shall deliver to Subtenant possession of the Subleased Premises in their "AS IS" condition. The Subleased Premises are more particularly shown on Exhibit "C" attached hereto and incorporated by this reference.

2.   TERM

     The term of this Sublease (the "Term") shall commence on the following dates (each, a "Commencement Date") for each Area: (i) the Effective Date for Areas 1B, 2B, 3 and 4; (ii) February 1, 2002 for Area 1A; and (iii) for Area 2A, the date Sublandlord has for any reason recovered possession of that Area from NeoRx Corporation, Inc., a Washington corporation ("NeoRx"). Sublandlord shall deliver notice of termination to NeoRx within five (5) business days after Sublandlord receives written notice from Subtenant stating that Subtenant wishes for Sublandlord to terminate NeoRx's tenancy. Subtenant acknowledges that Sublandlord must give NeoRx written notice nine (9) months prior to the effective termination date, and that Sublandlord may not require that the termination date be sooner than November 1, 2002. Sublandlord shall use commercially reasonable efforts to regain possession of Area 2A in a timely manner after delivering a notice of termination to NeoRx. Notwithstanding the foregoing, Subtenant's obligation to pay Base Rent and Additional Rent for Areas 1B, 2B, 3 and 4 shall be calculated from April 6, 2001 (which shall be the "Rent Commencement Date" for those Areas). The Rent Commencement Dates for Areas 1A and 2A shall be the same as the Commencement Dates for those Areas.

     Sublandlord and Subtenant hereby acknowledge and agree that Area 3 is currently subleased by Subtenant from Sublandlord pursuant to that certain Sublease dated December 4, 2000 (the "Prior Sublease"). Sublandlord and
                                      --------------
Subtenant agree that on the Effective Date hereto the Prior Sublease shall terminate and the parties shall have no further rights or obligations thereunder. The Term for the entire Subleased Premises shall expire on July 31, 2012 (the "Expiration Date").

     If for any reason Sublandlord does not deliver to Subtenant possession of Areas 1A or 2A on the Commencement Date for those Areas, then Base Rent and Operating Expenses, as defined in Section 3, for those Areas shall abate on a per diem basis until delivery of possession as required herein. In the event Sublandlord does not deliver possession of any Area within sixty (60) days of the respective Commencement Date for that Area, then Subtenant shall have the right to terminate this Sublease with respect to the subject Area by providing written notice of such election to terminate to Sublandlord or Subtenant may specifically enforce Sublandlord's obligations to deliver possession of that Area. The Expiration Date shall not be extended due to any delay in the Commencement Dates for any of the Areas.

     Upon the execution of this Sublease by Sublandlord and Subtenant, Subtenant shall have the right to enter the Sublease Premises to begin planning and design work for the alterations contemplated by Section 10 below. Subtenant shall indemnify, defend and hold Sublandlord harmless from any liability or damages that arises from such early entry. This indemnification and defense obligation shall survive termination of this Sublease.

3.   BASE RENT AND OPERATING EXPENSES

     3.1  BASE RENT

          Subtenant shall pay to Sublandlord monthly installments of Base Rent (as that term is defined below) on or before the first day of each calendar month during the Term at Sublandlord's address stated in Section 14. The monthly installments of Base Rent shall be prorated on a per diem basis for the first or last month of the Term if the Rent Commencement Date for any Area or the Expiration Date is not the first day or last day of a calendar month. Subtenant shall pay to Sublandlord within one (1) business day after the Effective Date.

          a)   Area 1A and 1B. The annualized Base Rent for Area 1A and Area 1B
               --------------
on the first floor of the Building shall be $26.50 per rentable square foot for the period from the Commencement Date for each Area through December 31, 2003. On January 1, 2004, the annualized Base Rent for Areas 1A and 1B shall be $27.50 per rentable square foot, and the annualized Base Rent for those Areas shall increase on January 1 of each subsequent year during the Term by $1.00 per rentable square foot.

          b)   Area 2A, 2B, 3 and 4. The annualized Base Rent for Areas 2A, 2B,
               --------------------
3 and 4, on the second, third and fourth floors respectively, of the Building shall be $28.00 per rentable square foot for the period from the Commencement Date for each Area through December 31, 2003. On January 1, 2004, the annualized Base Rent for Areas 2A, 2B, 3 and 4 shall be $29.00 per rentable square foot, and shall increase on January 1 of each subsequent year during the Term at the rate of $1.00 per rentable square foot.

     3.2  OPERATING EXPENSES

          Subtenant shall pay to Sublandlord as Additional Rent its proportionate share of all Expenses, as defined in Section 4(c) of the Master Lease, including all increases in Expenses during the Term of this Sublease. Subtenant's proportionate share of Expenses will be calculated from the Rent Commencement Dates for each Area, and the first monthly installment shall be due within one (1) business day after the Effective Date. Subtenant's proportionate share of Expenses separately allocated to the Building shall be calculated by dividing the agreed area of the portion of the Subleased Premises possession of which has been delivered to Subtenant pursuant to Paragraph 2 above by the total area of the Building, which is deemed to be 110,111 rentable square feet. Subtenant's proportionate share will change during the Term as the agreed area of the Subleased Premises increases. For example, prior to the Effective Date, the Subleased Premises will include only Area 3 comprising 28,741 rentable square feet, which results in Subtenant's proportionate share of 26.10%. On the Effective Date, the Subleased Premises will likely include Areas 1B, 2B, 3, and 4 comprising 76,112 rentable square feet, which results in Subtenant's proportionate share of 69.12%. On February 1, 2002, Area 1A will be included in the Subleased Premises, which will increase the agreed area of the Subleased Premises to 95,445 rentable square feet, resulting in Subtenant's proportionate share of 86.68%. Finally, upon the addition of Area 2A, Subtenant's proportionate share will be 100%.

          Sublandlord shall continue to pay all Expenses separately allocated to portions of the Premises (as defined in the Master Lease) possession of which has not been delivered to

Subtenant pursuant to Paragraph 2 above. If any Expenses that are attributable to the occupancy of the remainder of the Premises leased by Sublandlord under the Master Lease and Building 3 and are not separately stated, then Subtenant's proportionate share shall be calculated by dividing the agreed area of the portion of the Subleased Premises possession of which has been delivered to Subtenant pursuant to Paragraph 2 above, by the combined areas of the remainder of the Premises leased by Sublandlord under the Master Lease. The area of Building 2 shall be deemed to be 85,446 rentable square feet as provided in the Master Lease. Subtenant's proportionate share of Expenses attributable to the entire Project (as defined in the Master Lease), shall be calculated by dividing the portion of the Subleased Premises possession of which has been delivered to Subtenant pursuant to Paragraph 2 above, by the Project Area, which is deemed to be 299,643 rentable square feet, as provided in the Master Lease.

4.   SIGNAGE

     Subtenant shall be permitted to exercise and utilize all signage rights granted to Sublandlord pursuant to Section 37 of the Master Lease with respect to the Subleased Premises, subject to all the same approvals, conditions, rules, regulations, and restrictions as set forth in the Master Lease. Sublandlord will not unreasonably withhold its consent to any signage requested by Subtenant and shall use reasonable efforts and diligence in submitting Subtenant's requests for signage to Master Landlord for approval.

5.   DIRECT LEASE WITH MASTER LANDLORD UPON THE EXPIRATION OF THE TERM

     Subtenant acknowledges that Sublandlord has the option to extend the term of the Master Lease for two additional terms of five (5) years each (the "Renewal Options"), the Renewal Options are not assignable, and Sublandlord is currently not willing to extend the term of the Master Lease. Sublandlord hereby relinquishes its right to exercise the Renewal Options, and agrees that Subtenant may enter into a direct lease with Master Landlord at the end of the Term. Provided, however, the foregoing relinquishment shall be deemed void and Sublandlord shall again have the right to exercise the Renewal Options without the need for any further action by either party upon the termination of this Sublease (other than by expiration on the Expiration Date) for any reason other than a material default by Sublandlord which is not cured within any applicable cure period. Sublandlord agrees that in the event Subtenant exercises its option to enter into a direct lease with Master Landlord for the Subleased Premises as more particularly provided in the Master Landlord Consent: (i) Sublandlord shall not be permitted to exercise the Renewal Options, and (ii) the Master Lease with respect to the Subleased Premises shall terminate on the expiration of the initial Lease Term under the Master Lease.

6.   PARKING

     Subtenant shall be permitted to exercise all parking rights to Sublandlord with respect to the Subleased Premises pursuant to Section 11 and 41 of the Master Lease with regard to those Areas of the Subleased Premises for which the Term has commenced, which is 1.9 stalls per 1,000 rentable square feet, throughout the Term of the Sublease on an unreserved basis in the Building parking garage. Subtenant's parking rights shall increase as the Term commences for additional Areas. Subtenant shall pay to Sublandlord rent for the stalls in the same manner and in the same amount as charged to Sublandlord under the Master Lease. If the Master Lease provides for direct payment of parking rent to a parking garage operator, then Subtenant shall pay rent for those stalls directly to that operator.

7.   SECURITY DEPOSIT

     Within one (1) business day after the Effective Date, Subtenant shall deposit with Sublandlord an irrevocable, unconditional standby letter of credit issued by a financial institution reasonably acceptable to Sublandlord, in substantially the form attached to this Sublease (the "Letter of Credit") in an amount equal to Two Million Dollars ($2,000,000) as security for Subtenant's faithful performance of Subtenant's obligations hereunder ("Security Deposit"). If Subtenant fails to pay rent or other charges when due under this Sublease beyond any applicable notice and cure period, or fails to perform any of its obligations hereunder beyond any applicable notice and cure period, Sublandlord may use or apply all or any portion of the Security Deposit for the payment of any rent or other amount then due hereunder and unpaid, for the payment of any other sum for which Sublandlord may become obligated pursuant to this Sublease by reason of Subtenant's default or breach, or for any loss or damage sustained by Sublandlord as a result of Subtenant's default or breach pursuant to this Sublease. Upon demand following application of the Security Deposit pursuant to this Section 7, Subtenant shall immediately restore the Security Deposit to its full amount. Concurrently with Subtenant's delivery of the Letter of Credit, Sublandlord shall return to Subtenant the security deposit that it holds under Prior Sublease in the amount of $131,729.58. Any portion of the Security Deposit not applied pursuant to this Section 7 and remaining at the expiration of this Sublease shall be returned to Subtenant within twenty (20) days of the expiration of the Term.

8.   USE OF SUBLEASED PREMISES

     Sublandlord and Subtenant agree and acknowledge that Subtenant will use the Subleased Premises for laboratory purposes and that such laboratory uses are not currently permitted under the Master Lease. Sublandlord and Subtenant agree that it shall be a condition to the effectiveness of this Sublease pursuant to
Section 13 below that Master Landlord agree in the Master Landlord Consent that Laboratory use be included as a permitted use under the Master Lease. For purposes of this Sublease and the Master Lease, "Laboratory Use" shall be deemed to include the installation, operation, and maintenance of the following:

     H-2 Room
     --------

     H-2 is a Uniform Fire Code (UFC) classification for a particular room or building that allows the dispensing and storage of flammable and other hazardous materials. The design and construction requirements for an H-2 room are described in the Uniform Building Code (UBC) and the UFC. H-2 rooms often have requirements such as dikes or berms to trap firewater and contain spills, increased ventilation requirements, and explosion proof lighting and electrical systems;

     Hydrogenation Facility
     ----------------------

     Use of hydrogen gas in synthetic organic chemistry is common in the biotech and pharmaceutical industries. Hydrogen gas (H\\2\\) is a flammable gas and can reach explosive mixtures in air, thus use of H\\2\\ is heavily regulated by the UFC and industry. The hydrogenation facility would likely include explosion proof lighting and electrical systems, blowout panels if required, dikes and berms to trap firewater and spills.

     NMR Facility
     ------------

     Nuclear Magnetic Resonance (NMR) is the research version of the Magnetic Resonance Imaging (MRI). An NMR facility sometimes involves concrete walls and additional floor stabilization; however, with modern advances in vibration dampening and reduction in magnetic fields, this is not expected.

     Synthetic Chemistry Facilities
     ------------------------------

     Synthetic chemistry and process development laboratories will likely have a large number of walk-in and bench chemical fume hoods. The fume hoods necessitate additional ducting, gas distribution manifolds and plumbing, and chemical storage capability.

     Animal Facility
     ---------------

     Animal facilities are likely to include specialized washing, sanitation, and sterilization equipment, a separate HVAC system, and additional security measures. Walls, ceilings and floors will be sealed, and electrical systems will likely be required to meet electric code requirements for wet environments.

9.   ASSIGNMENT AND SUBLEASE

     9.1 Subtenant shall have a continuing right to assign or sublease all or a portion of the Subleased Premises, subject to prior approval of Sublandlord and Master Landlord, which approvals shall not be unreasonably withheld, conditioned or delayed. Subtenant shall provide written notice to Sublandlord as to the amount of space Subtenant elects to sublease or assign, and when Subtenant is prepared to sublease or assign such space. Sublandlord shall have the right to terminate this Sublease ("Recapture") in the event Sublandlord's consent is required and Subtenant proposes to assign this Sublease to an entity other than an Affiliate (as defined below). In addition, Sublandlord shall have the right to Recapture that portion of the Subleased Premises which Subtenant proposed to sublease to an entity which is not an Affiliate in the following circumstances:
(i) the portion of the Subleased Premises which Subtenant has elected to sublease includes 10,000 rentable square feet or more of office space (as opposed to lab space); or (ii) the term for such sublease is more than 50 percent of the remainder of the Term. Sublandlord shall respond within ten (10) days of receiving such written notice from Subtenant of Sublandlord's decision to approve or disapprove of the subletting or assignment pursuant to this
Section 9. If Sublandlord does not respond within such ten-day period, the non-response shall be deemed an election of Sublandlord not to Recapture the space (if applicable) and to approve such assignment or sublease and Subtenant shall have the right to proceed with the proposed subleasing or assignment subject to any approval of the Master Landlord required under the Master Lease. An Affiliate shall mean any entity or foundation which has a substantial and continuing business or philanthropic relationship with Subtenant, and may include, research partners, non-profit corporations, and joint venture partners.

     9.2 Notwithstanding the foregoing to the contrary, Sublandlord's consent shall not be required for any assignment or subletting for which the Master Landlord's consent is not required under the Master Lease.

10.  ALTERATIONS

     Notwithstanding anything in this Sublease or the Master Lease to the contrary, Sublandlord agrees that Subtenant shall only be required to obtain Master Landlord's consent to any alterations or improvements to the Subleased Premises pursuant to Section 14 of the Master Lease and shall not be required to obtain Sublandlord's consent to any such alterations or improvements, provided that Subtenant shall provide Sublandlord with copies of all plans and specifications for any alterations or improvements concurrently with its delivery of such plans and specifications to Master Landlord for review and approval.

11.  INCORPORATION BY REFERENCE

     11.1  SUBJECT TO LEASE

           Subject to Section 11.2 below, this Sublease is subject to all of the terms and condition of the Master Lease by and between Sublandlord and Master Landlord. Subtenant shall obtain insurance for the Subleased Premises and name Sublandlord as an additional insured in the policy.

     11.2  INTERPRETATION

           The terms, conditions and respective obligations of Sublandlord and Subtenant to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease, in which event the terms of this Sublease shall control over the Master Lease, and except for the following sections of the Master Lease which shall not apply to the Sublease: Sections 1(a) through 1(j), 1(l) through 1(n), 1(p) through 1(r), 3, 5, 6, 29 through 35, and 41 (regarding the Building Two reserved parking, provided Subtenant shall have the right to use the Building 3 reserved parking pursuant to Paragraph 6 above), and Exhibits A (pages 1 through 4), C, F and H. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Landlord" is used it shall be deemed to mean the Sublandlord herein and wherever in the Master Lease the word "Tenant" is used it shall be deemed to mean the Subtenant herein.

           Except as provided herein, Subtenant assumes and agrees to perform Sublandlord's obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Subleased Premises, except that the obligation to pay Rent and

Expenses to Master Landlord under the Master Lease shall be considered performed by Subtenant to the extent and in the amount rent is paid to Sublandlord in accordance with Section 3 of this Sublease. Subtenant shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. Sublandlord will exercise reasonable and good faith efforts in attempting to cause Master Landlord to perform its obligations under the Master Lease for the benefit of Subtenant.

           In the event of termination of the Master Lease, the Subtenant's rights and obligations for the Subleased Premises shall survive such termination and remain in full force and effect unless or until the Master Landlord and Subtenant alter the rights and obligations between them in writing; provided, however, if the Master Lease terminates as a result of the default or breach by Sublandlord or Subtenant under this Sublease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination. Sublandlord shall not make any election pursuant to Sections 17 or 18 of the Master Lease with respect to the Subleased Premises without Subtenant's prior written approval, which approval shall not be unreasonably withheld, conditioned, or delayed.

12.  SUBLANDLORD'S REPRESENTATIONS AND WARRANTIES

     Sublandlord represents and warrants to Subtenant as follows:

     12.1 The Master Lease is in full force and effect and has not been modified, supplemented or amended.

     12.2 Sublandlord has the right to complete possession of the Master Premises subject to the Sublease to NeoRx of Area 2A.

     12.3 Sublandlord has fulfilled all its duties under the Master Lease and is not in default under the Master Lease and shall not commit or suffer any act or omission that will result in a violation of or a default under any of the provisions of the Master Lease and/or the Sublease.

     12.4 To the best of Sublandlord's knowledge Master Landlord has fulfilled all its duties under the Master Lease and is not in default under the Master Lease.

     12.5 Sublandlord has not assigned, transferred or delegated any of its right or duties under the Master Lease or pledged or encumbered any of its interest in, or right under the Master Lease.

     12.6 Sublandlord has all right, power and authority necessary to enter into and deliver this Sublease and to perform its obligations hereunder.

     12.7 To the best of Sublandlord's knowledge there has been no Hazardous Materials used, disposed or stored on, in or around the Subleased Premises in violation of the Master Lease.

13.  COVENANTS REGARDING LEASE

     13.1 Sublandlord shall not commit or suffer any act or omission that will result in a violation of or a default under any of the provisions of the Sublease.

     13.2 Sublandlord shall exercise commercially reasonable good faith efforts in attempting to cause Master Landlord to perform its obligations and give any required consents under the Master Lease for the benefit of Subtenant.

     13.3 Sublandlord covenants as follows: (i) not to voluntarily terminate the Master Lease, (ii) not to modify the Master Lease so as to adversely affect Subtenant's rights hereunder, and (iii) to take all actions reasonably necessary to preserve the Master Lease; provided, however, Sublandlord may modify the Master Lease or terminate the Master Lease with respect to portions of the Premises other than the Subleased Premises, so long as such modification or termination does not adversely effect Subtenant's rights under this Sublease or the Landlord Consent (for example if this Sublease was replaced with a direct lease from the Master Landlord on the same terms).

     13.4 Sublandlord agrees to deliver to Subtenant a copy of any notice received from Master Landlord relating to the Premises, Subleased Premises, or any right or obligation of Subtenant within two (2) business days of its receipt thereof.

     13.5 In the event that Sublandlord defaults under its obligations to be performed under the Master Lease, Subtenant shall have the right among other remedies to cure the default before the date Sublandlord's applicable cure period expires under the Master Lease. If such default is cured by Subtenant, Sublandlord shall reimburse Subtenant for such amounts within ten (10) days after notice and demand therefore from Subtenant, together with interest at the interest rate specified in the Master Lease. If Sublandlord fails to reimburse Subtenant within such ten (10) day period, Subtenant may deduct such amounts from subsequent installments of rent due to Sublandlord under this Sublease.

     13.6 Sublandlord shall not voluntarily terminate the Master Lease without Subtenant's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.

     13.7 Sublandlord shall not amend or make any election under the Master Lease that would adversely affect the Subleased Premises or Subtenant's rights or obligations under this Sublease without Subtenant's prior written consent, which shall not be unreasonably withheld, conditioned, or delayed.

14.  CONDITIONS PRECEDENT

     This Sublease is conditioned upon Master Landlord consenting to this Sublease pursuant to a Master Landlord Consent (the "Master Landlord Consent") in form reasonably acceptable to Subtenant and Sublandlord. The Master Landlord Consent shall contain, among other things Master Landlord's agreement to: (i) enter into a direct lease with Subtenant for the Subleased Premises upon on terms and conditions consistent with the Master Lease if the Master Lease is terminated for any reason, the bankruptcy or other assignment for the benefit of creditors by

Sublandlord, or upon the expiration of the initial Lease Term under the Master Lease; (ii) permit Sublandlord and Subtenant to use the Subleased Premises for Laboratory Uses; (iii) allow Subtenant to install signage on the exterior of the Building pursuant to Section 37 of the Master Lease, and (iv) not unreasonably withhold, condition, or delay its consent to Subtenant making those alterations and improvements necessary to allow the Subleased Premises to be used for Laboratory Use. If Master Landlord has not consented to this Sublease within thirty (30) days after this Sublease has been signed by Sublandlord and Subtenant, then either party may terminate this Sublease by delivering written notice of termination to the other party.

15.  INDEMNIFICATION

     15.1  SUBTENANT'S INDEMNIFICATION

           Subtenant shall indemnify, defend and hold harmless Sublandlord from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Sublandlord may incur or pay out (including, without limitation, to Master Landlord) by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about the Subleased Premises (unless the same shall have been caused by Sublandlord's negligence or wrongful act or the negligence or wrongful act of Master Landlord), (b) any breach or default hereunder on Subtenant's part, (c) the successful enforcement of Sublandlord's rights under this Section or any other Section of this Sublease, (d) any work done after the date hereof in or to the Subleased Premises except if done by Sublandlord or Master Landlord, or (e) any act, omission or negligence on the part of Subtenant and/or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Subtenant.

     15.2  SUBLANDLORD'S INDEMNIFICATION

           Sublandlord shall indemnify, defend and hold harmless Subtenant from and against all losses, costs, damages, expenses and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, which Subtenant may incur or pay out (including, without limitation, to Master Landlord) by reason of (a) any accidents, damages or injuries to persons or property occurring in, on or about any portion of the Master Premises other than the Subleased Premises (unless the same shall have been caused by Subtenant's negligence or wrongful act), (b) any breach or default hereunder or under the Master Lease on Sublandlord's part, or (c) any act, omission or negligence on the part of Sublandlord and/or its officers, partners, employees, agents, customers and/or invitees, or any person claiming through or under Sublandlord.

16.  NOTICES

     All notices and demands that may or are to be required or permitted are to be given by either party on the other hereunder shall be in writing. All notices and demands by Master Landlord, Sublandlord to Subtenant shall be personally delivered or sent by a nationally recognized private carrier of overnight mail (e.g. FedEx) or by United States Certified Mail, return receipt requested and postage prepaid, to the parties at the addresses listed below or at such other addresses as the parties may designate by notice from time to time.

         To Sublandlord:          F5 Networks, Inc
                                  401 Elliott Ave West
                                  Seattle, Washington 98119
                                  Attention: Joann Reiter, General Counsel

         To Subtenant:            Cell Therapeutics, Inc.
                                  201 Elliott Avenue, Suite 400
                                  Seattle, Washington  98119
                                  Attention: Dr. James Bianco

                                  cc:  Legal Affairs

17.  QUIET ENJOYMENT

     Provided that Subtenant is not in default of any term or provision of the Master Lease or this Sublease beyond any applicable notice and cure period therein, Subtenant shall have peaceful and quiet enjoyment of the Subleased Premises without interference from Sublandlord or any person or entity claiming by, through or under Sublandlord.

18.  SURRENDER

     At the end of the Term, Sublessee shall surrender all keys to the Subleased Premises to Sublandlord and Subtenant shall deliver the Subleased Premises in the condition required under the Master Lease and Master Landlord Consent and shall be permitted to remove all of its furniture, furnishings, personal property, trade fixtures and the "Equipment" listed on Exhibit B attached hereto and incorporated herein, which are made by Subtenant in the Subleased Premises, and shall repair all damage caused by such removal, reasonable wear and tear, casualty and condemnation excepted. Subtenant's obligations under this Section 18 shall survive the expiration or earlier termination of this Sublease. Except as otherwise provided herein, any items remaining in the Subleased Premises on the Expiration Date shall be deemed abandoned for all purposes. Sublandlord may dispose of the same without liability of any nature and at the expense of Subtenant.

19.  LIMITATIONS

     Notwithstanding anything to the contrary in this Sublease, the only services or rights to which Subtenant is entitled hereunder are those to which Sublandlord is entitled under the Master Lease. Subtenant will look to Master Landlord for all such services and rights. Sublandlord will cooperate with Subtenant as reasonably requested by Subtenant to assist Subtenant in obtaining services and rights from Master Landlord.

20.  INSURANCE

     Prior to the Commencement Date for each Area which comprises the Subleased Premises, Subtenant shall provide Sublessor with evidence that it has obtained the insurance required by Section 16 of the Master Lease. Such insurance shall name Sublandlord, Master Landlord and Master Landlord's management contractor as additional insureds.

21.  ATTORNEY'S FEES

     If Sublandlord or Subtenant shall commence an action against the other arising out of or in connection with this Sublease, the prevailing party shall be entitled to recover its costs of suit and reasonable attorney's fees.

22.  ENTIRE AGREEMENT

     This Sublease, the Exhibits attached hereto and the Master Lease, which is incorporated herein by reference, constitute the entire agreement between Sublandlord and Subtenant with respect to the Subleased Premises and may not be amended or altered except by written agreement executed by both parties.

23.  BROKERAGE COMMISSIONS

     Subtenant hereby provides notice it is represented by Colliers International. Sublandlord hereby provides notice it is represented by Washington Partners, Inc. Sublandlord agrees to pay and be solely responsible for a commission equal to $5.00 per rentable square foot subleased to Colliers International for its role in this transaction, less the commission paid to Colliers International as a result of the Prior Sublease to Subtenant. Sublandlord also agrees to pay Washington Partners a commission equal to one-half of the commission payable to Colliers International. One-half of the commissions due Colliers shall be paid within 5 business days following the mutual execution of the Sublease and approval by Master Landlord. The balance of the commissions shall be paid within 5 business days after the scheduled Commencement Dates for each of the areas in proportion to the percentage of the Building then occupied by Subtenant. Subtenant and Sublandlord acknowledge receipt of the pamphlet entitled "The Law of Real Estate Agency".

24.  BINDING ON SUCCESSORS

     This Sublease shall bind the parties' heirs, successors, representatives and permitted assigns.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Sublease as of the day and year first above written.

SUBLANDLORD:  F5 Networks, Inc.             SUBTENANT:  Cell Therapeutics, Inc.

By___________________________________       By__________________________________

Name_________________________________       Name________________________________

Title________________________________       Title_______________________________

STATE OF WASHINGTON                   )
                                      ) Ss.
COUNTY OF KING                        )

     On this _____ day of _________________, 2000, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared ______________________________________________, to me known to be the person who signed as _______________________________ of F5 NETWORKS, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _______ was duly elected, qualified and acting as said officer of the corporation, that _______ was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                          Signature ____________________________

                                          NOTARY PUBLIC in and for the State of
                                          Washington, residing at My appointment
                                          expires:

STATE OF                   )
                           ) Ss.
COUNTY OF                  )

     On this _____ day of _________________, 2000, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared ______________________________________________, to me known to be the person who signed as _______________________________ of CELL
THERAPEUTICS, INC., the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that _______ was duly elected, qualified and acting as said officer of the corporation, that _______ was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     IN WITNESS WHEREOF I have hereunto set my hand and official seal the day and year first above written.

                                          Signature ____________________________

                                          NOTARY PUBLIC in and for the State of
                                          Washington, residing at My appointment
                                          expires:

                                    EXHIBIT A

                                  MASTER LEASE

                                    EXHIBIT B

                       LIST OF EQUIPMENT AND INSTALLATIONS
                      TO BE REMOVED ON SUBLEASE EXPIRATION

-------------------------------------------------------------------------------
      OFFICE                                    MISC
      -------                                   ----

      Desks                                     All Telephone equipment

      Task chairs                               Computer network systems

      Visitor's side chairs                     Specialized animal washing,
                                           sanitation equipment

      Bookshelves                               Autoclave boilers

      File cabinets                             Cable TV and satellite equipment

      Meeting tables                            Computer room racking systems

      Computers and related accessories

      Printers, fax machines, copiers

      Credenzas

      LABS
      ----

      Biological safety cabinets

      Refrigerators,
Refrigerators/freezers, freezers

      Centrifuges

      Column racks

      Compressed gas tanks & manifolds
(excluding piping systems)


       Computers & associated system
equipment

      Incubators

      Autoclaves

      Shakers
--------------------------------------------------------------------------------

      Film developer and film processors

      "Metro shelving" and benches

      All mobile benches, tables, carts,
cabinets, lab chairs, and stools

      Scintillation counters

      Balances and balance tables

      All bench-top lab equipment

      Freeze dryers

      Laboratory ovens

      Microwave ovens

      Fluorometer

      NMR/compressor

      All analytical chemistry equipment

      Irradiator (137C3)

      Vacuumpump from vacuum system

      Laboratory glass cleaning
equipment

                                    EXHIBIT C

                        FLOOR PLAN OF SUBLEASED PREMISES

                      FIRST AMENDMENT TO SUBLEASE AGREEMENT

     This First Amendment ("Amendment") is dated for reference purposes April 13, 2001, and amends that certain Sublease Agreement dated March 30, 2001 (the "Sublease") made by and between F5 Networks, Inc., a Washington corporation, as Sublandlord, and Cell Therapeutics, Inc., a Washington corporation, as Subtenant. The capitalized terms in this Amendment shall have the meaning given to those same terms in the Sublease, unless a different meaning has been provided herein.

     NOW, THEREFORE, the parties hereby amend the Sublease as follows:

1.   Security Deposit. The Sublease is hereby amended by deleting the second to
     ----------------
the last sentence of Section 7. Sublandlord will apply the balance of the Subtenant's cash security deposit in the amount of sixty-five thousand eight hundred sixty-four dollars and seventy-nine cents ($65,874.79) deposited under the Prior Sublease (as defined in Section 2 of the Sublease) against the Base Rent due for the first month of the Term.

2.   Letter of Credit. The amount of the letter of credit to be posted by
     ----------------
Subtenant pursuant to Section 7 of the Sublease is hereby amended to be six hundred seventy thousand dollars ($670,000).

3.   Use of Subleased Premises. Section 8 of the Sublease is deleted in its
     -------------------------
entirety and replaced with the following:

     Subtenant may use the Sublease Premises for laboratory uses of the types generally permitted by institutional landlords of similar buildings of multi-tenant developments in the Seattle area, provided that Subtenant shall comply with any special restrictions or precautions imposed by Master Landlord.

4.   Alterations. Section 10 of the Sublease is amended by adding the following
     -----------
new paragraph at the end of that Section:

     Master Landlord may (and is expected to) require Sublandlord to post or arrange for the posting of a Letter of Credit securing restoration obligations under the Master Lease if the Subleased Premises are materially altered from their current improved state and Master Landlord requires that Sublandlord remove any proposed alterations to be installed by Subtenant pursuant to the terms of the Master Lease and the Master Landlord's Consent referenced in Section 14 below (the "Restoration Deposit"). Subtenant shall post the Restoration Deposit directly with Master Landlord. Sublandlord shall have no obligation to post the Restoration Deposit

5.   Conditions Precedent. Section 14 of the Sublease is hereby deleted in its
     --------------------
entirety and
replaced with the following:

     This Sublease is conditioned upon Master Landlord consenting to this Sublease pursuant to the Landlord's Consent to Subleasing attached to this Amendment as Exhibit B (the "Master Landlord Consent"). If Master Landlord has not so consented to this Sublease within thirty (30) days after this Sublease has been signed by Sublandlord and Subtenant, then either party may terminate this Sublease by delivering written notice of termination to the other party.

6.   Miscellaneous. In the event of any conflict between the terms of this
     -------------
Amendment and the Sublease, this Amendment shall control. The parties hereby ratify and confirm their obligations under the Sublease as amended by this Amendment. This Amendment, the Sublease, the exhibits attached to the Sublease and this Amendment, and the Master Lease constitute the entire agreement between Sublandlord and Subtenant with respect to the Subleased Premises, and may not be amended or altered except by written agreement executed by both parties. This Amendment may be executed in one or more counterparts; each signed counterpart shall be deemed an original and all counterparts together shall constitute a single, integrated agreement. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. At the request of either party, the parties will confirm facsimile transmitted signatures by signing an original document.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment as of day and year first above written.

SUBLANDLORD:                                SUBTENANT:

F5 NETWORKS, INC., a                        CELL THERAPEUTICS, INC., a
Washington corporation                      Washington corporation

By:_________________________________        By:_________________________________
Name:_______________________________        Name:_______________________________
Title:______________________________        Title:______________________________

                        LANDLORD'S CONSENT TO SUBLEASING
                        --------------------------------

     THIS LANDLORD'S CONSENT ("Consent") is made this _____ DAY OF ____________, 2001 (the "Effective Date"), by and among 401 Elliott West, LLC, a Washington limited liability company ("Landlord"), F5 Networks, Inc., a Washington corporation ("Tenant"), and Cell Therapeutics, Inc., a Washington corporation ("Subtenant"). Landlord and Tenant are parties to that certain Amended and Restated Office Lease Agreement dated April 3, 2000 (the "Master Lease") pursuant to which Landlord leased to Tenant a total of 84,765 rentable square feet, floors 1 through 4 in that certain building located at 401 Elliot West, Seattle, WA ("Building Two") and 110,111 rentable square feet of area, floors 1 through 4 in that certain building located at 501 Elliot Avenue, West, Seattle, WA ("Building Three") (Building Two and Building Three shall sometimes herein be collectively referred to as the "Premises"). A copy of the Master Lease is attached to this Consent as Exhibit "A." Except as otherwise defined herein, all capitalized terms used herein shall have the meanings assigned in the Master Lease.

     Landlord hereby gives its consent to the subleasing from Tenant to Subtenant, pursuant to that certain Sublease Agreement dated March 30, 2001 a copy of which is attached hereto as Exhibit "B" and incorporated by this
                                    -----------
reference (the "Sublease") of the entire Building Three, comprising 110,111 rentable square feet (the "Subleased Premises") which is part of the Premises described in the Master Lease, subject to the following conditions:

     1. Tenant shall remain liable for the performance of all of the obligations arising under the Master Lease, as the same may be amended or modified from time to time, until the termination thereof. Except as specifically provided herein, as between Landlord and the Tenant, insofar as the specific terms, provisions or conditions of the Sublease purport to amend or modify or are in conflict with the specific terms, conditions or provisions of the Master Lease, the terms, conditions or provisions of the Master Lease shall govern and control.

     2. Landlord agrees that in the event (a) the Master Lease is terminated for any reason whatsoever, (b) a rejection or disaffirmance of the Master Lease by Tenant pursuant to bankruptcy or any law affecting creditor's rights due to Tenant's default or (c) Subtenant exercises its Lease Option as more particularly set forth in Paragraph 10 below, then, provided that (i) Subtenant is not then in material default in any payments due under the Sublease and has not been in material default in any payments due under the Sublease more than twice in any twelve (12) month period, (ii) there is no existing non-rent default relating to the Sublease Premises and Subtenant has not been in material default with respect to any non-rent obligations under the Master Lease or Sublease more than twice in any twelve (12) month period, and (iii) Subtenant posts a security deposit commensurate with the lease and restoration obligations under the Direct Lease, which deposit must be such, given Subtenant's then creditworthiness, as to meet a reasonable lender's criteria for a lease that makes the Building financeable on market terms for similar buildings, and (iv) the entry into a Direct Lease is approved by Landlord's lender, then Landlord shall enter into a Direct Lease with Tenant for the Sublease Premises. As used herein, "Direct Lease" means a lease on the same terms and conditions as the Master Lease, subject, however, to the security deposit requirement set forth above and to such modifications in Landlord's standard form lease as may have been required in the interim by Landlord's lender, and provided that Subtenant's ("Tenant" under the Direct Lease) obligations with respect to restoration of the Premises on surrender shall reference the condition of the Premises on commencement of the Sublease (as opposed to the condition on commencement of the Direct Lease). If Landlord and Subtenant cannot agree upon the amount of the security deposit to be provided by Subtenant for any Direct Lease pursuant to this Paragraph 2, then the amount of the security deposit shall be determined by the arbitration process stated in Paragraph 10 below. In addition, Landlord agrees to use commercially reasonable efforts to obtain within nine (9) months of the Effective Date hereof, Landlord's lender's approval of the Direct Lease rights granted to Subtenant pursuant to the terms of this Consent.

     3. The consent hereby given by Landlord does not constitute a waiver of the necessity of the consent by Landlord to any subsequent subleasing, in whole or in part, of the Premises or to any assignment of the Master Lease; nor except as specifically provided herein, shall this consent be deemed to modify in any way the terms and conditions of the Master Lease nor shall it constitute agreement by Landlord with or acceptance by Landlord of any terms or provisions of any Sublease executed between Tenant and Subtenant.

     4. No representation respecting the condition of the Premises or Subleased Premises has been made by the Landlord to the Subtenant.

     5. Although Landlord has received a copy of the proposed Sublease between Tenant and Subtenant, it is not a party to that agreement and does not by executing this Consent agree to be bound by the terms thereof, such Sublease being an agreement between Tenant and Subtenant only.

     6. Except as otherwise provided herein or in any Direct Lease: (a) Landlord shall have no obligation to accept, consider, or respond to any request, inquiry, demand or other communication from Subtenant, whether of a type described in the Sublease, or otherwise; (b) Subtenant shall have no right to enforce any of the Tenant's rights under the Master Lease against the Landlord, all of such rights being personal to the Tenant; and (c) notwithstanding Subtenant's undertaking to perform the duties, responsibilities and obligations of Tenant, as required by Paragraph 9 of this Consent, Landlord shall have no direct duties, responsibilities or obligations to Subtenant, and Subtenant shall have no rights against Landlord, Subtenant's rights being exclusively against Tenant.

     7. If Landlord issues any notices of default under Paragraph 20 of the Master Lease, or notices relating to damage and destruction or condemnation pursuant to Paragraphs 17 and 18 of the Master Lease Landlord shall simultaneously deliver a copy of such notice to Subtenant at the address set forth below (using the notice procedures set forth in the Master Lease). Except as set forth above and except for notices to be sent pursuant to Paragraphs 17 and 18 of the Master Lease, notwithstanding anything to the contrary contained in the Sublease, Landlord shall have no obligation to deliver any notices called for under the Sublease or the Master Lease to the Subtenant. Landlord shall continue to deliver notices to the Tenant at the Premises in accordance with the Master Lease. Landlord agrees not to accept any elections by Tenant pursuant to Paragraphs 17 or 18 of the Lease relating to the Sublease Premises unless Landlord has so delivered a copy of the notice required under Paragraphs 17 or 18 as applicable, and Landlord shall use reasonable means to confirm that Subtenant is in accord with Tenant's election (but shall not be liable for failure to make such confirmation so long as Landlord has delivered notices as required hereunder).

     8.   As stated in Section 19, Assignment of Sublease, of the Master Lease,
                                   ----------------------
one-half (1/2) of any rent received by Tenant from its subtenants or assignees in excess of the Rent payable by Tenant to Landlord under this Lease (less the cost and expenses incurred by Tenant in connection with any such sublease or assignment) shall be paid to Landlord by Tenant.

     9. With respect to all non-rent obligations under the Lease, Subtenant agrees to perform and fulfill all the terms, convenants, conditions, duties, responsibilities and obligations and to accept all liabilities of Tenant under the Lease relating to the Sublease Premises as if Subtenant were the Tenant under the Lease (including but not limited to indemnifications of Landlord, rights of Landlord to be named as an additional insured, and releases of Landlord, all as contained in the Lease), all to the extent same arise after the date hereof.

     10. As used in this Paragraph 10, the "Renewal Exercise Period" shall mean the period not more than twenty-four (24) and not less than eighteen (18) months prior to expiration of the initial term of the Master Lease or the expiration of the first Extension Option, as the case may be. Subject to Subtenant meeting the requirements for a Direct Lease set forth in Paragraph 2 above at the time of each exercise of a renewal option, Landlord hereby grants Subtenant an option to lease the Subleased Premises on a direct basis from Landlord (the "Lease Option") for two (2) consecutive five (5) year periods at the expiration of the initial term of the Master Lease and the First Extension Option, as applicable. Subtenant shall exercise each respective Lease Option by delivering written notice to Landlord of its election during the respective Renewal Exercise Period, in which event Landlord and Subtenant, as tenant, shall enter into a Direct Lease for the Sublease Premises for the applicable Extension Option, all on the terms and conditions set forth in Section 29 of the Master Lease. In addition, Subtenant shall post a Security Deposit for its obligations under the Direct Lease in an amount that would be reasonably required by landlords under leases of similar size with tenants of similar credit standing and restoration obligations. If Landlord and Subtenant cannot agree upon the amount of the Security Deposit, then the amount of the Security Deposit shall be determined using the arbitration procedure provided in Section 29 of the Master Lease concurrently with the determination of the Fair Market Rental Rate. Regardless of whether Subtenant elects to enter into a Direct Lease as provided in this Paragraph 10, the Master Lease between Landlord and Tenant shall expire at the end of the initial term of the Master Lease as by expiration of its term notwithstanding any Direct Lease between Landlord and Subtenant, and Tenant shall be entitled to a return of the then-existing balance of its security deposit in accordance with the terms and conditions of the Master Lease (provided further that if Landlord and Subtenant have entered into a Direct Lease with security satisfactory to Landlord securing restoration obligations, then Tenant's restoration obligations shall be superseded by the obligations of Subtenant under the Direct Lease).

     11. Landlord hereby consents, pursuant to Section 7 of the Master Lease, to use of the Sublease Premises for laboratory uses of the types generally permitted by institutional landlords of similar buildings in multi-tenant developments in the Seattle area, provided that Landlord shall be permitted to impose such special restrictions or precautions as are commonly required by institutional landlords of similar tenants in the area. Landlord agrees to diligently process, pursuant to the consent provisions of the Master Lease, additional requests for additional permitted uses.

     12. Notwithstanding anything in the Master Lease to the contrary, Landlord hereby agrees the Subtenant shall be permitted to exercise Tenant's right to install signage on the Sublease Premises pursuant to Section 37 of the Master Lease.

     13. Landlord, Tenant and Subtenant contemplate that Subtenant will request of Tenant (and Tenant will in response request of Landlord) consent to alterations that will convert portions of the Premises to laboratory or other related non-office space, and that such alterations may be ones that Landlord will require Tenant to restore on termination of the Master Lease or Direct Lease, if applicable, pursuant to the terms of the Master Lease and this Consent. The installation by Subtenant of any improvements or alterations to the Subleased Premises necessary for the Permitted Use shall require Landlord's consent pursuant to Section 14 of the Master Lease. Landlord acknowledges that, pursuant to the Master Lease: "at the time Tenant submits plans for alterations to Landlord for Landlord's approval, Tenant may request that Landlord elect whether such alterations shall be removed at the termination of this Lease, and if so requested, Landlord shall make such election simultaneous with its approval of the alterations." Subtenant agrees to provide to Landlord concurrently with its submission of plans for Landlord's consent, a removal and restoration plan prepared by Subtenant's approved contractor (the "Removal Plan") which Removal Plan shall provide an estimate of the cost to remove such alterations and restore the Premises to its pre-alteration condition following the termination of the sublease or Direct Lease, as applicable. The parties further acknowledge that Landlord may (and is expected to) require Tenant to post or arrange for the posting of a letter of credit securing restoration obligations under the Master Lease if the Sublease Premises are materially altered from their current improved state and Landlord requires that Subtenant remove any proposed alterations to be installed by Subtenant pursuant to the terms of the Master Lease and this Consent. This restoration obligation will be triggered by expiration or earlier termination of the Master Lease unless Landlord and Subtenant have entered into a Direct Lease (which Direct Lease shall, in such event, include a security deposit pursuant to Paragraph 2 above in the form of a letter of credit to secure restoration obligations). Tenant may (and is expected to) satisfy letter of credit requirements relating to restoration obligations by causing Subtenant to post a satisfactory letter of credit payable directly to Landlord, and Subtenant hereby recognizes this obligation. The form of the Letter of Credit and Landlord's rights thereunder are as set forth in Exhibit C, which is hereby incorporated by reference. Exhibit C is drafted on the assumption that the Letter of Credit will be posted directly by Subtenant. If posted by Tenant, the references shall be amended to reflect that fact. The amount of the restoration letter of credit to be posted pursuant to this Section 13 shall be equal to one hundred fifteen percent (115%) of the amount estimated in the Removal Plan for the cost of removal and Premises restoration relating to such alterations as Subtenant has elected to install and Landlord is requiring be removed pursuant to the Master Lease and this Consent, provided, however, that Tenant's contractor's estimate of the cost of removal and restoration shall be in lease-expiration dollars (calculated on an assumed 3% per annum inflation in costs).

     14. Landlord agrees that within sixty (60) days of the parties' entry into a Direct Lease pursuant to the terms set forth herein, Landlord shall use commercially reasonable efforts to obtain for Subtenant's benefit (as tenant under such Direct Lease) a commercially reasonable form of non-disturbance agreement from any mortgage or ground lessor of the Subleased Premises.

     15. Landlord and Tenant hereby represent and warrant to Subtenant and each other that (a) attached hereto as Exhibit "A" is a true correct and complete
                                  -----------
copy of the Master Lease and all amendments or side letter agreements related thereto (b) the Master Lease is in full force and effect, and has not been amended (c) that all Base Monthly Rent, monthly estimates of Tenant's Share of Expenses and other sums due under the Master Lease have been paid through April 30, 2001, (d) the Master Lease commenced on July 25, 2000, and shall expire on July 31, 2012; and (e) that neither Landlord nor Tenant is aware of any material defaults under the Master Lease by themselves or by the other party. Landlord and Tenant agree not to enter into any amendments affecting the Sublease Premises during the term of the Master Lease without Subtenant's prior written approval, which shall not be unreasonably withheld, conditioned, or delayed.

THIS CONSENT SHALL BE DEEMED EFFECTIVE ONLY UPON LANDLORD'S RECEIPT OF A FULLY EXECUTED ORIGINAL OF THIS DOCUMENT SIGNED BY ALL PARTIES.

RECEIPT ACKNOWLEDGED:

Landlord:         401 ELLIOTT WEST, L.L.C.

                  By:      CHERLIN L.L.C.,
                  Its:     Manager and Member

                  By:      ___________________________________
                           Richard L. Carson
                  Its:     Managing Member

                  By:      KMC-ONE, L.L.C.
                  Its:     Member

                  By:      ___________________________________
                           Stephen K. Koehler, President
                           Koehler McFadyen & Company
                  Its:     Managing Member

Dated this ______ /th/ day of _______________ , 2001.

Tenant:           F5 NETWORKS, INC.

                  By:      ___________________________________
                  Its:     ___________________________________

                  By:      ___________________________________
                  Its:     ___________________________________


Dated this ___ day of ______________, 2001.

Subtenant:        CELL THERAPEUTICS, INC.

                  By:      ___________________________________
                  Its:     ___________________________________

ACKNOWLEDGEMENT OF LANDLORD

STATE OF WASHINGTON           )
                              )   ss:
COUNTY OF KING                )

     I certify that I know or have satisfactory evidence that RICHARD L. CARSON and STEPHEN K. KOEHLER are the persons who appeared before me, and said persons acknowledged that they signed this instrument, on oath stated that they were authorized to execute this instrument and acknowledged it as the Managing Member on behalf of CHERLIN LLC and KMC-ONE LLC and Member of 401 ELLIOTT WEST LLC to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.

     DATED: ____________________________.

     ---------------------------------

                                           _____________________________________
                                           Print Name:__________________________

                                           NOTARY PUBLIC in and for the State of
                                           Washington, residing at______________
                                           My Appointment expires:______________



     ---------------------------------
     (Use this space for notarial stamp/seal)

ACKNOWLEDGEMENT OF TENANT

STATE OF WASHINGTON  )
                     )  SS:
COUNTY OF KING       )

   On this _____ day of ___________________, 20___, before me personally appeared ____________________, to me known to be the ___________________ of F5
NETWORKS, INC., the corporation that executed the within and foregoing Sublease Agreement and acknowledged the said instrument to be the free and voluntary act of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year fist above written.

   ________________________
                                 _______________________________________________
                                 NOTARY PUBLIC in and for the State of
                                 Washington, residing at________________________
                                 My Appointment expires:________________________
                                 Print Name_____________________________________

   ________________________
   (Use this space for notarial stamp/seal)

ACKNOWLEDGEMENT OF SUBTENANT

STATE OF WASHINGTON   )
                      )  SS:
COUNTY OF KING        )

   On this 14th day of July, 2000, before me personally appeared ______________, to me known to be the _______________ of CELL THERAPEUTIC, INC., the corporation that executed the within and foregoing ___________________ and acknowledged the said instrument to be the free and voluntary act of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument and that the seal affixed is the corporate seal of said corporation.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year fist above written.

   ________________________

                                      __________________________________________
                                      NOTARY PUBLIC in and for the State of
                                      Washington, residing at___________________
                                      My Appointment expires:___________________
                                      Print Name________________________________

   ________________________
   (Use this space for notarial stamp/seal)

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                                    EXHIBIT A
                                  MASTER LEASE

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                                    EXHIBIT B
                               SUBLEASE AGREEMENT

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                                    EXHIBIT C
                      LETTER OF CREDIT RIGHTS AND CRITERIA

   A. AMOUNT OF LETTER OF CREDIT. Landlord and Subtenant acknowledge and agree that in accordance with Section 13 of the Landlord's Consent, (i) Subtenant shall cause a Letter of Credit in the amount determined pursuant to
Section 13 of the Landlord's Consent, to be issued by the L/C Bank in favor of Landlord, and its successors, assigns and transferees; (ii) Subtenant will cause the Letter of Credit to remain in full force and effect during the entire Term of the Sublease and any Direct Lease and thereafter until the earlier of the date Landlord acknowledges Subtenant has completed all restoration obligations under the lease or 60 days after expiration or earlier termination of the Lease; and (iii) the initial Letter of Credit will be delivered to Landlord prior to Subtenant commencing any alterations on the Premises that will be required to be removed pursuant to Section 13 (and will be adjusted in amount if additional alterations are thereafter constructed that must be removed). The specific requirements for the Letter of Credit and the rights of Landlord to make draws thereon will be as set forth in Section 13 of the Landlord's Consent and this Exhibit C.

   B. PAYMENT AND HOLDING OF DRAW PROCEEDS. Immediately upon, and at any time or from time to time after, the occurrence of any one or more Draw Events, Landlord will have the unconditional right to draw on the Letter of Credit, in the full amount thereof or in any lesser amount or amounts as Landlord may determine, in its sole and absolute discretion, in accordance with Section 13 of the Landlord's Consent and this Exhibit C. Upon the payment of Landlord of the Draw Proceeds, Landlord will hold the Draw Proceeds in its own name and for its own account, without liability for interest, and as security for the performance by Subtenant of Subtenant's covenants and obligations (theretofore or thereafter arising) under Section 13 of the Landlord's Consent and this Exhibit C, and will be entitled to use and apply any and all of the Draw Proceeds from time to time solely to compensate Landlord hereunder. Among other things, it is expressly understood that the Draw Proceeds will not be considered an advance payment of Base Rent or Additional Rent or a measure of Landlord's damages resulting from any event of default under the Master Lease or this Sublease (past, present or future). Further, immediately upon the occurrence of any one or more Draw Events, Landlord may, from time to time and without prejudice to any other remedy, use the Draw Proceeds (whether from a contemporaneous or prior draw on the Letter of Credit) to the extent necessary to pay to Landlord any and all amounts to which Landlord is entitled in connection with the pursuit of any one or more of its remedies hereunder, and to compensate Landlord for any and all other damage, injury, expense or liability caused to Landlord by any and all such Events of Default. Any delays in Landlord's draw on the Letter of credit or in landlord's use of the Draw Proceeds as provided in Section 13 of the Landlord's Consent and this Exhibit C will not constitute a waiver by Landlord of any of its rights hereunder with respect to the Letter of Credit or the Draw Proceeds. Following any such application of the Draw Proceeds, Subtenant will either pay to Landlord on demand the cash amount so applied in order to restore the Draw Proceeds to the full amount thereof immediately prior to such application or cause the Letter of Credit to be replenished to its full amount thereunder. Landlord will not be liable for any indirect, consequential, special or punitive damages incurred by Subtenant arising from a claim that Landlord violated the bankruptcy code's automatic stay in connection with any draw by Landlord of any Draw Proceeds, Landlord's liability under such circumstances being limited to the reimbursement of direct costs as and to the extent expressly provided in Section 13 of the Landlord's Consent and this Exhibit C. Nothing in this Landlord's Consent or in the Letter of Credit will confer upon Subtenant any property rights or interests in any Draw Proceeds; provided, however, that upon the expiration or earlier termination of the Lease, and so long as there then exist no Draw Events hereunder, Landlord agrees to return any remaining unapplied balance of the Draw Proceeds then held by Landlord, and the Letter of Credit itself (if and to the extent not previously drawn in full) to the L/C Bank.

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         C.   TRANSFERABILITY. If Landlord transfers its interest in the
Premises, or any portion thereof, during the Term, Landlord may transfer the Letter of Credit and any and all Draw Proceeds then held by Landlord to the transferee and thereafter will have no further liability with respect to the Letter of Credit or the Draw Proceeds, including, without limitation, any liability for the return of the Letter of Credit. Subtenant is responsible for any and all fees or costs (whether payable to the L/C Bank or otherwise) in order to effect such transfer of the Letter of Credit.

         D.   APPLICABLE DEFINITIONS.

         "DRAW EVENT" means each of the following events:

         (a) the occurrence of any one or more of the following: (i) Subtenant's filing of a petition under any chapter of the Bankruptcy Code, or under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted, or Subtenant's making a general assignment or general arrangement for the benefit of creditors, (ii) the filing of an involuntary petition under any chapter of the Bankruptcy Code, or under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted, or the filing of a petition for adjudication of bankruptcy or for reorganization or rearrangement, by or against Subtenant (or its guarantor hereunder) and such filing not being dismissed within 60 days, (iii) the entry of an order for relief under any chapter of the Bankruptcy Code, or under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted, (iv) the appointment of a "custodian," as such term is defined in the Bankruptcy Code (or of an equivalent thereto under any federal, state or foreign bankruptcy or insolvency statute now existing or hereafter enacted), for Subtenant, or the appointment of a trustee or receiver to take possession of substantially all of Subtenant's assets located at the Premises or of Subtenant's interest in the Sublease and possession not being restored to Subtenant within 60 days, or (v) the subjection of all or substantially all of Subtenant's assets located at the Premises or of Subtenant's interest in the Sublease to attachment, execution or other judicial seizure and such subjection not being discharged within 60 days; or

         (b) the failure of Subtenant, not less than 30 days prior to the stated expiration date of the Letter of Credit then in effect, to cause an extension, renewal or replacement issuance of the Letter of Credit, at the reduced amount, if any, applicable under Section 13 of the Landlord Consent, to be effected, which extension, renewal or replacement issuance will be made by the L/C Bank, and will otherwise meet all of the requirements of the initial Letter of Credit hereunder, which failure will be a Draw Event under Section 13 of the Landlord's Consent and this Exhibit C; or

         (c) The failure of Subtenant to fulfill those restoration obligations under Section 26 of the Master Lease which are applicable to the Subleased Premises and Section 13 of the Landlord's Consent to which this is attached.

"DRAW PROCEEDS" means the proceeds of any draw or draws made by Landlord under the Letter of Credit, together with any and all interest accruing thereon.

"L/C BANK" means any United States bank which is approved by Landlord in Landlord's discretion.

"LETTER OF CREDIT" means that certain one-year irrevocable letter of credit, in the amount set forth in Section 13 of the Landlord's Consent, issued by the L/C Bank, as required under Section 13 of the Landlord's Consent and, if applicable, as extended, renewed, replaced or modified from time to time in accordance with
Section 13 of the Landlord's Consent and this Exhibit C, which letter of credit will be in substantially the same form as attached hereto.

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                  [FINANCIAL INSTITUTION REASONABLY {PRIVATE}
                           ACCEPTABLE TO SUBLANDLORD]

                    IRREVOCABLE STANDBY LETTER OF CREDIT NO.

                                                           DATE: April ___, 2001

BENEFICIARY:      401 Elliott West, LLC

                  ___________________
                  Seattle, WA _______
                  Attn: Steve Koehler

APPLICANT:        Cell Therapeutics, Inc.
                  201 Elliott Avenue, Suite 400
                  Seattle, WA 98119
                  Attn: Dr. James Bianco

AMOUNT:           USD ________
                  (_________________ US Dollars)

EXPIRY DATE:      April ___, 2002

LOCATION: At our counter in Seattle, WA

Dear Sir:

We hereby establish our irrevocable standby letter of credit No. _______________ in your favor. Available for payment by [name and address of financial institution] of Beneficiary's draft at sight drawn on us, and accompanied by the following documents:

1.  The original of this letter of credit and all amendment(s) if any.
2.  A signed and dated certification from the Beneficiary stating the following:

    "(a) A Draw Event (as defined in the Landlord's Consent) has occurred under that certain Landlord's Consent between Applicant and Beneficiary (the "Landlord's Consent"); and

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         (b)  This is to certify that Beneficiary will hold funds drawn under this letter of credit as provided in Landlord's Consent; or

         (c) We hereby certify that this letter of credit is within thirty (30) days prior to its expiry date and has not been extended or or replaced as required under the Landlord's Consent.

Special Condition:

1. It is a condition of this letter of credit that it will be deemed automatically renewed without an amendment for a period of one year from the present or each future expiration date unless at least thirty
         (30) days prior to such expiry date we notify you in writing by overnight courier (i.e. Federal Express, UPS, DHL, or any other express courier) or registered mail that we elect not to renew this letter of credit for such additional period.

         In no event shall this letter of credit be automatically extended beyond [insert date 60 days after expiration of Master Lease].
                 ----------------------------------------------------

2. This letter of credit is transferable in whole but not in part only upon our receipt of the attached Exhibit "A" (transfer form) duly completed and executed by the Beneficiary together with this original letter of credit and all amendments if any (our transfer charges of $_____________are for Applicant's account).

3.       Partial drawings are permitted.

All documents including draft(s) must indicate the number and date of this credit.

Each draft presented hereunder must be accompanied by this original letter of credit for our endorsement thereon of the amount of such draft(s).

Documents must be sent to us via overnight courier (i.e. Federal Express, UPS, DHL or any other express courier) at our address: [name and address of financial institution].

We hereby engage with drawers and/or bonafide holders that draft(s) drawn under and negotiated in conformance with the terms and conditions of the subject credit will be duly honored on presentation.

This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993

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revision), International Chamber of Commerce Publication 500.

{PRIVATE}_______________________________      __________________________________
AUTHORIZED SIGNATURE                          AUTHORIZED SIGNATURE

                       [FINANCIAL INSTITUTION LETTERHEAD]

                                   EXHIBIT "A"

DATE:

{PRIVATE]TO: [Name & address of               RE: Standby Letter of Credit No.
financial institution]                        Issued by [Financial Institution]
                                              L/C Amount: $

GENTLEMEN:

For value received, the undersigned Beneficiary hereby irrevocably transfer to:

(NAME OF TRANSFEREE)
(ADDRESS)

All rights of the undersigned Beneficiary to draw under the above letter of credit up to its available amount as shown above as of the date of this transfer.

By this transfer, all rights of the undersigned Beneficiary in such letter of credit are transferred to the transferee. Transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments, and whether now existing or hereafter made. All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned Beneficiary.

The original of such letter of credit is returned herewith, and we ask you to endorse the transfer on the reverse thereof, and forward it direct to the transferee with your customary notice of transfer.

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Sincerely,

_______________________________________________
(Beneficiary's Name)

_______________________________________________
Signature of Beneficiary

Signature Authenticated

_______________________________________________
(Name of Bank)

_______________________________________________
Authorized Signature

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